Exhibit 32.2

Certification by the Senior Vice President – Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Milton J. Miller, Senior Vice President – Chief Financial Officer of the Federal Home Loan Bank of Indianapolis certify that, to the best of my knowledge:

1.         The Registrant’s Quarterly Report on Form 10-Q for the period ended June 30, 2006 (“Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: September 29, 2006

By: /s/ MILTON J. MILLER II

Name: Milton J. Miller II

Title: Senior Vice President – Chief Financial Officer